                                                                  EXHIBIT 10.116

                                  FIRST WAIVER

                                      and

                          CONSENT TO EXTENSION OF TIME

                               in connection with

                           REVOLVING CREDIT AGREEMENT

                                      and

                            PARTICIPATION AGREEMENT

                          Dated as of January 13, 1998

          This FIRST WAIVER AND CONSENT TO EXTENSION OF TIME (this "Waiver") is
                                                                    ------
among SMART & FINAL, INC., a Delaware corporation (the "Borrower"), the holders
                                                        --------
under the Trust Agreement referred to below (the "Holders"), the financial
                                                  -------
institutions and other entities party to the Revolving Credit Agreement and the Participation Agreement referred to below as lenders (the "Lenders"), the
                                                           -------
Guarantors under the Participation Agreement referred to below (the

"Guarantors"), and CREDIT LYONNAIS LOS ANGELES BRANCH as administrative agent
 ----------
(the "Administrative Agent") for the Lenders thereunder.
      --------------------

                            PRELIMINARY STATEMENTS:

          1. Reference is made to (i) the Credit Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Revolving
                                                                    ---------
Credit Agreement") dated as of November 13, 1998 among the Borrower, the
----------------
financial institutions named therein, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders, (ii) the Participation Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the "Participation Agreement") dated as of November 13, 1998 among the Borrower, the
 -----------------------
Guarantors party thereto, First Security Bank, National Association, as owner trustee under the S&F Trust 1998-1, the various banks and other institutions party thereto as Holders and as Lenders, and Credit Lyonnais Los Angeles Branch, as Administrative Agent for the Lenders and the Holders, and (iii) the Trust Agreement (as defined in the Participation Agreement) (as the same may be amended, supplemented or otherwise modified from time to time, the "Trust
                                                                    -----
Agreement").
---------

          2. The Borrower has requested an advance under the Revolving Credit Agreement.

          3. Certain Defaults (as defined in the Revolving Credit Agreement) exist with respect to certain post-closing deliveries due under Section 6.1 of the Revolving Credit Agreement and under a certain side letter agreement, dated November 13, 1998, between the

Borrower and the Administrative Agent executed in connection with the Participation Agreement (the "Post-Closing Letter"), which deliveries have not
                              -------------------
been timely made.

          4. The Borrower, the Guarantors, the Administrative Agent, the Holders and the Lenders wish to (a) waive the Defaults in order to enable the Borrower to obtain its requested advance, and (b) consent to the extension of the time afforded to the Borrower to make the deliveries required under Section
6.1 of the Revolving Credit Agreement and the Post-Closing Letter.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Waiver to Revolving Credit Agreement and Consent to
                      ---------------------------------------------------
Extension of Time.  Effective as of the date hereof and subject to satisfaction
-----------------
of the conditions precedent set forth in Section 2 hereof:

          (a) the Lenders and the Administrative Agent hereby waive any Default under the Revolving Credit Agreement existing as of the date hereof by reason of the Borrower's failure to timely deliver to the Administrative Agent the deliveries required under Section 6.01(o)(iv) of the Revolving Credit Agreement and under items 1(c), 1(d), 1(e), 2(a) and 2(b) of Exhibit A to the Post-Closing Letter; and

          (b) the Borrower, the Guarantors, the Lenders, the Holders and the Administrative Agent hereby consent to the extension of the time afforded to the Borrower to deliver to the Administrative Agent all post-closing deliveries identified in Section 6.01(l), 6.01(m) and 6.01(o) of the Revolving Credit Agreement and in Exhibit A to the Post-Closing Letter (collectively, the "Post-
                                                                          ----
Closing Deliveries") such that no Default (under the Revolving Credit Agreement)
------------------
shall occur, and no Event of Default (as defined in the Participation Agreement) shall be deemed to have occurred, if the Borrower shall deliver, or cause to be delivered, the Post-Closing Deliveries on or before March 15, 1999, provided
                                                                    --------
that Borrower's failure or refusal to deliver any or all of the Post-Closing Deliveries on or before March 15, 1999 shall constitute a Default under the Revolving Credit Agreement and, at the written election of the Administrative Agent, shall be deemed an Event of Default under the Participation Agreement without the necessity of any written advance notice to the Borrower.

          SECTION 2.  Conditions to Effectiveness.  This Waiver shall be
                      ---------------------------
effective when the Administrative Agent shall have executed this Waiver and shall have received counterparts of this Waiver executed by the Borrower, the Guarantors, the Majority Secured Parties (as defined in the Participation Agreement) and the Required Lenders under the Revolving Credit Agreement.

          SECTION 3.  Reference to and Effect on the Loan Documents and the
                      -----------------------------------------------------
Credit Documents.
----------------

          (a) Upon and after the effectiveness of this Waiver, each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Revolving Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as modified hereby.

          (b) Upon and after the effectiveness of this Waiver, each reference in the Post-Closing Letter to "this letter", "hereunder", "hereof" or words of like import referring to the Post-Closing Letter, and each reference in the other Operative Agreements to "the Post-Closing Letter", "thereunder", "thereof" or words of like import referring to the Post-Closing Letter, shall mean and be a reference to the Post-Closing Letter as modified hereby.

          (c) Except as specifically modified above, the Revolving Credit Agreement, the Participation Agreement, the Post-Closing Letter and the other Loan Documents and Operative Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (as defined in the Revolving Credit Agreement) and the Security Documents (as defined in the Participation Agreement) and all of the Collateral described therein do and shall, to the extent set forth therein, continue to secure the payment of all obligations and liabilities of the Borrower and/or the Lessor (as defined in the Participation Agreement), as applicable, under the Revolving Credit Agreement and the Participation Agreement and/or any of the other Loan Documents or Operative Agreements, in each case as amended hereby.


          (d) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders, the Holders, or the Lessor under any of the Loan Documents or the Operative Agreements, nor constitute a waiver of any provision of any of the Loan Documents or the Operative Agreements.

          (e) Each of the parties hereto specifically acknowledges and agrees that (i) none of the parties to the Revolving Credit Agreement, the Participation Agreement, any other Loan Documents or any other Operative Agreement have agreed to any other or future waiver of or amendment to any of the Loan Documents or Operative Agreements, (ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Loan Documents and/or the Operative Agreements creates any obligation whatsoever on the part of any of the parties to any of the Loan Documents and/or the Operative Agreements to grant any other or future waiver or amendment under any of the Loan Documents or the Operative Agreements, and (iii) except as specifically set forth herein, each of the parties to any of the Loan Documents and/or the Operative agreements have reserved all rights and remedies under the Loan Documents and/or the Operative Agreements, as applicable.

          SECTION 5.  General Release of Claims.
                      -------------------------

          (a) The Borrower represents and agrees that it has diligently and thoroughly investigated the existence of any Claim (as defined below), and to its knowledge and belief, no

Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for the waivers as set forth herein, the Borrower and each Guarantor and each of their respective agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and collectively the "Releasing Parties") each hereby releases and forever discharges each of the Lessor, the Administrative Agent, and each Lender and Holder and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Loan Documents or the Operative Agreements, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each of the Released Parties, in each case whether presently known or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Loan Documents, the Operative Agreements or this Waiver (including clause (a)) or the negotiation or documentation hereof or the waivers under the Loan Documents effected by this Waiver or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Loan Documents, the Operative Agreements or this Waiver. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Borrower will indemnify and hold harmless said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of
Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 6.  Representations and Warranties.  The Borrower and each
                      ------------------------------
Guarantor represents and warrants to the other parties hereto that:

          (a) The representations and warranties in the Revolving Credit Agreement, the Participation Agreement and each of the other Loan Documents and Operative Agreements to which it is a party remain true and correct in all material respects immediately prior to and upon giving effect to this Waiver, as if the same were made on the date of the effectiveness hereof

(except for those relating to an earlier date which were true and correct in all material respects as of such date).

          (b) The execution, delivery and performance of this Waiver by the Borrower and the Guarantors have been duly authorized by all necessary organizational action.

          (c) All conditions set forth in Section 2 of this Waiver have been
                                          ---------
satisfied.

          (d) Upon giving effect to this Waiver, there is no and will not be any, Default or Event of Default (as defined under the Revolving Credit Agreement or under the Participation Agreement).


          SECTION 7.  Costs, Expenses and Taxes.  The Borrower agrees to pay on
                      -------------------------
demand all costs and expenses of the Administrative Agent, the Lenders, the Holders and the Lessor in connection with the preparation, execution, delivery and administration of this Waiver and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Administrative Agent, the Lenders, the Holders and the Lessor with respect thereto and with respect to advising each of such parties as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this section.

          SECTION 8.  Counterparts.  This Waiver may be executed in any number
                      ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 9.  Governing Law.  This Waiver shall be governed by, and
                      -------------
construed in accordance with, the laws of the State of California.

                          [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                 SMART & FINAL INC.,
                                  as Borrower



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title: Executive Vice President

                                 CREDIT LYONNAIS LOS ANGELES BRANCH,
                                  as Administrative Agent



                                 By: /s/ Dianne M. Scott
                                     -------------------
                                    Title: First Vice President and Manager

                                 L/C Bank
                                 --------
                                 CREDIT LYONNAIS NEW YORK BRANCH



                                 By: /s/ Robert Ivosevich
                                     --------------------
                                    Title: Senior Vice President

                                 Holders and Lenders:
                                 -------------------

                                 CREDIT LYONNAIS LOS ANGELES BRANCH, as a Lender



                                 By: /s/ Dianne M. Scott
                                     -------------------
                                    Title: First Vice President and Manager

                                 CREDIT LYONNAIS LEASING CORP., as a Holder



                                 By: /s/ L.M. Wertheim
                                     -----------------
                                    Title: President

                                 NATIONSBANK, N.A., as a Lender and a Holder



                                 By: /s/ James P. Johnson
                                     --------------------
                                    Title: Managing Director

                                 UNION BANK OF CALIFORNIA, N.A., as a Lender and a Holder



                                 By: /s/ Cecilia M. Valente
                                     ----------------------
                                    Title: Senior Vice President

                                 WELLS FARGO BANK, N.A., as a Lender



                                 By: /s/ Catherine M. Wallace
                                     ------------------------
                                    Title: Vice President


                                 By: /s/ Donald A. Hartmann
                                     ----------------------
                                    Title: Senior Vice President

                                 COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
                                 N.A. "RABOBANK NEDERLAND", NEW YORK BRANCH, as a Lender and a Holder



                                 By: /s/ W. Pieter C. Kodde
                                     ----------------------
                                    Title: Vice President

                                 Guarantors:
                                 ----------

                                 AMERICAN FOODSERVICE DISTRIBUTORS, as a
                                 Guarantor



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title:

                                 SMART & FINAL STORES CORPORATION, as a
                                 Guarantor



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title:

                                 SMART & FINAL OREGON, INC., as a Guarantor



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title:

                                 PORT STOCKTON FOOD DISTRIBUTORS, INC., as a
                                 Guarantor



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title:

                                 HENRY LEE COMPANY, as a Guarantor



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title:

                                 AMERIFOODS TRADING COMPANY, as a Guarantor



                                 By: /s/ Martin A. Lynch
                                     -------------------
                                    Title: